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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: July 12, 1999



                         Commission File Number: 0-18976


                          CELTRIX PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)



             DELAWARE                                  94-3121462
   (State or other jurisdiction          (I.R.S. Employer Identification No.)
 of incorporation or organization)



                2033 Gateway Place, Suite 600, San Jose, CA 95110
              (Address of principal executive offices and zip code)


                  Registrant's Telephone Number: (408) 988-2500


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ITEM 5.    OTHER EVENTS

        On July 12, 1999, Celtrix Pharmaceuticals, Inc., a Delaware corporation (the "Company") announced Celtrix's SomatoKine(R) Receives Orphan Drug Designation from FDA to Treat Severe Burns. Further details regarding this announcement are contained in the Company's news release dated July 12, 1999, attached as exhibit hereto and incorporated by reference herein.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)     EXHIBITS

Exhibit 21 Celtrix Pharmaceuticals, Inc. News Release dated July 12, 1999.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            CELTRIX PHARMACEUTICALS, INC. (Registrant)


Date:  July 12, 1999        By: /s/ DONALD D. HUFFMAN
                            --------------------------------------------------
                            Donald D. Huffman
                            Vice President, Finance & Administration
                            Chief Financial Officer
                            (Duly authorized principal financial and
                            accounting officer.)


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                          CELTRIX PHARMACEUTICALS, INC.
                                INDEX TO EXHIBITS


     Exhibit Number

     Exhibit 21 Celtrix Pharmaceuticals, Inc. Press Release dated July 12, 1999.